UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  __)

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Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! BANK OF THE JAMES FINANCIAL GROUP, INC.2024 Annual Meeting Vote by May 20, 202411:59 PM ETBANK OF THE JAMES FINANCIAL GROUP, INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.P.O. BOX 1342BRENTWOOD, NY 11717V42571-P07606You invested in BANK OF THE JAMES FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2024.Get informed before you vote View the Notice and Proxy Statement, Annual Report and Message to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Vote Virtually at the Meeting*May 21, 20241:00 p.m. Smartphone users Point your camera here and vote without entering a control number Virtually at:www.virtualshareholdermeeting.com/BOTJ2024*Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE Ballot This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items1. Election of Directors Nominees: 01) Lewis C. Addison 02) John R. Alford, Jr. 03) William C. Bryant III 04) J. Todd Scruggs2. To ratify the selection by Financial of Elliott Davis, PLLC, independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2024.For3. Advisory vote on approval of executive compensation.ForNOTE: To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Management is not aware of any other business, other than procedural matters incident to the conduct ofthe Meeting.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V42572-P07606